Exhibit 99.1

PRESS RELEASE

For more information contact:	October 22, 2008

Lisa Free
(334) 676-5105

COLONIAL BANCGROUP REPORTS

THIRD QUARTER RESULTS

•	Net loss of $0.35 per share in the quarter

•	Core franchise remains solidly profitable

•	Pre-tax, pre-provision core income of $51 million

•	Net interest margin of 2.85% compared to 2.88% in the second quarter of 2008

•	Deposit balances increased 3% annualized over 6/30/08 and 9% over 9/30/07

•	Strong liquidity position: over $5 billion of excess borrowing capacity

•	Increased cash and due from banks by $877 million over 6/30/08

•	Low loan to deposit ratio of 82% at 9/30/08

•	No debt maturities for the rest of 2008 and only $42 million in 2009

•

Capital ratios remain significantly above regulatory “well capitalized” limits at 9/30/08: Tier 1 Risk Based Capital of 10.00%, Total Risk Based Capital of 14.17% and Tier 1 Leverage Ratio of 7.29%. Tangible capital ratio remains strong at 6.43%

•	Strengthened loan loss reserve to 1.88% of net loans at 9/30/08 compared to 1.60% at 6/30/08

•	Suspension of quarterly dividend

MONTGOMERY, Ala. - (NYSE: CNB) The Colonial BancGroup, Inc. today reported a net loss for the quarter ended September 30, 2008 of $71 million, or $0.35 per share. “Like other financial institutions, we continue to face an extremely challenging operating environment,” said Robert E. Lowder, Colonial’s Chairman, CEO and President. “However, we are confident in the ability of our institution to weather the financial headwinds. We have been aggressive throughout 2008 in identifying problem loans, taking losses where necessary and placing those loans on nonaccrual status. Our focus has been, and continues to be, a commitment to safety and soundness. It is important to remember that we have been able to increase our capital and loan loss reserve since the fourth quarter of 2007 while simultaneously taking significant loan charge-offs. We will continue to be proactive in reducing the size of our balance sheet, preserving operating earnings and raising capital when and if appropriate. Our core franchise remains profitable, and our pre-tax, pre-provision earnings for the quarter were $51 million.”

Capital

Colonial exceeds the requirement for regulatory definition of a “well capitalized” bank as follows:

	Regulatory Well Capitalized Minimum	Colonial
Tier 1 Leverage ratio	5%	7.29%

Tier 1 Risk Based Capital ratio	6%	10.00%

Total Risk Based Capital ratio	10%	14.17%

“While these ratios reflect abundant capital, in the current financial markets it is prudent and necessary to further fortify our balance sheet so that we emerge from the current credit crisis a much stronger institution. To that end, we are actively examining opportunities to participate in the new programs offered by the Treasury, including the preferred stock initiative. To further preserve capital, Colonial is suspending its dividend, but is aware of the importance of resuming dividend payments as soon as market and capital conditions permit,” said Mr. Lowder. The suspension of the dividend will preserve approximately $77 million per year in tangible common equity. “Our decision to suspend our dividend was a difficult one, especially given our retail shareholder base. However, our obligation to our shareholders also requires that we prudently conserve our capital given the challenges of the environment. In addition, through balance sheet management efforts, risk based assets were reduced by $583 million during the quarter, which also strengthened our capital position,” said Mr. Lowder.

Liquidity

Colonial’s retail franchise of over 340 branch locations provides a stable funding base, as deposits fund 70% of total assets. Total deposits at September 30, 2008 grew 9% over the same period of 2007 and 3% annualized over June 30, 2008, resulting in a loan to deposit ratio of 82%. Colonial is pleased that the FDIC has fully insured all noninterest bearing deposit accounts and has increased insurance coverage to $250,000 on all other deposit accounts until December 31, 2009. This expanded coverage will insure 85% of the Company’s September 30, 2008 total deposits. In addition to Colonial’s strong retail franchise, the Company has over $5 billion in unused wholesale funding available from a variety of sources and does not have any debt maturities in 2008 and only $42 million in 2009.

Asset Quality

During the third quarter of 2008, Colonial intensified its aggressive loan workout efforts, resulting in an increase in charge-offs and nonperforming assets. Colonial charged-off $121 million, or 3.17% of average loans, annualized, for the third quarter of 2008, compared to $73 million, or 1.85% of average loans, annualized, for the second quarter of 2008. Colonial’s provision for loan losses of $159 million in the quarter was 131% of net charge-offs, increasing the allowance for loan losses to $285 million, or 1.88% of net loans, at September 30, 2008 from 1.60% at June 30, 2008. The ratio of nonperforming assets to net loans, other real estate and repossessions at September 30, 2008 was 4.43%, compared to 2.62% at June 30, 2008. As with prior periods, Colonial’s problem assets remain primarily isolated to the residential construction portfolio and concentrated in Florida markets. “Since the crisis began to develop, we have concentrated on identifying troubled assets (and those which are likely to become troubled) and bringing intense focus and efforts to their resolution. We are committed to this approach, and both our net charge-offs and provision reflect that commitment,” said Mr. Lowder. “Colonial, in addition to assessing the Treasury’s preferred stock initiative, is also assessing its asset purchase and guarantee provisions. There is presently not enough information available to determine whether these programs are of interest to the Company, but as the details are clarified, Colonial will take full advantage of these and other programs, if they are appropriate.”

Net interest income

Net interest income declined by $7.7 million from the second quarter of 2008, and the Company’s net interest margin was relatively stable at 2.85% in the third quarter compared to 2.88% in the second quarter of 2008. The margin stability occurred despite the headwinds of the current banking environment: the increase in nonearning assets, migration to higher cost time deposits, and the increase in pricing of deposits created by the critical liquidity needs of several large banks in our markets.

Noninterest income

Core noninterest income for the third quarter of 2008 decreased 2% from the second quarter of 2008. Not surprisingly, most of the decrease was in wealth management services income, which decreased $691,000 from the second quarter of 2008 as customers showed a preference for FDIC insured products. This decrease was offset somewhat by another good quarter in revenue from mortgage banking origination and sales, which increased $142,000 in the third quarter of 2008 over the second quarter of 2008 as a result of higher sales of FHA and VA loans. Colonial increased its mortgage origination staffing in late 2007 to diversify its production to agency products which yield higher volumes and margins. During the third quarter of 2008, Colonial added similar teams of mortgage originators in the Tampa and San Antonio markets, and expects similar results from these new teams.

Colonial’s valuable franchise

Colonial’s strategy has been to locate in high growth markets that will be the first areas to benefit when the economy improves. “Colonial is making the most of a tough environment. We are reaching out to current and prospective customers to offer our products and services. We are recruiting bankers and adding experience to our team. When the economic situation improves, Colonial will be well positioned to take advantage with a valuable franchise in high growth markets that cannot be duplicated,” concluded Mr. Lowder.

Colonial BancGroup operates 344 branches in Florida, Alabama, Georgia, Nevada and Texas with over $26 billion in assets. The Company’s common stock is traded on the New York Stock Exchange under the symbol CNB and is located online at www.colonialbank.com. In some newspapers, the stock is listed as ColBgp.

Colonial’s management will host a conference call on October 22, 2008 at 5:00 PM/ET to discuss the results for the third quarter of 2008. Individuals are encouraged to listen to the live webcast of the presentation as well as view a slide presentation by visiting Colonial’s website at www.colonialbank.com. The webcast will be hosted under “Events and Presentations” located under the “Investor Relations” section of the website. To participate in the Q&A session of the conference call, dial (888) 504-7961 or (719) 457-2681 Toll International, (Leader: Lisa Free). A replay of the conference call will be available beginning at 8:00 PM/ET on October 22, 2008 and ending at midnight on October 31, 2008 by dialing (888) 203-1112 (Domestic Toll-Free) or (719) 457-0820 (Toll International). The passcode for both numbers is 2934355.

This release includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” “potential” and “anticipates,” the negative of these terms and similar expressions, as they relate to The Colonial BancGroup, Inc. (BancGroup) (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in this release are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. In addition to factors mentioned elsewhere in this release or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:

•	losses to our loan portfolio are greater than estimated or expected;

•	an inability to raise additional capital on terms and conditions that are satisfactory;

•	the impact of current economic conditions on our ability to borrow additional funds to meet our liquidity needs;

•	economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;

•	changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied, projected returns on investments, and fair values of assets;

•	deposit attrition, customer loss, or revenue loss in the ordinary course of business;

•	increases in competitive pressure in the banking industry and from non-banks;

•	costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;

•	the inability of BancGroup to realize elements of its strategic plans for 2008 and beyond;

•	natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;

•	management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;

•	the impact of recent and future federal and state regulatory changes;

•	current and future litigation, regulatory investigations, proceedings or inquiries;

•	strategies to manage interest rate risk may yield results other than those anticipated;

•	changes which may occur in the regulatory environment;

•	a significant rate of inflation (deflation);

•	unanticipated litigation or claims;

•	acts of terrorism or war; and

•	changes in the securities markets.

Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS (Unaudited)

Statement of Condition Summary (Dollars in millions)	Sept 30, 2008	June 30, 2008	Dec 31, 2007	% Change June ‘08 to Sept ‘08	% Change Dec ‘07 to Sept ‘08
Assets	$26,263	$26,031	$25,976	1%	1%
Cash and due from banks	1,328	451	475	194%	180%
Loans, net of unearned income	15,168	15,469	15,923	-2%	-5%
Securities	3,826	3,454	3,683	11%	4%
Deposits	18,493	18,349	18,544	1%	0%
Shareholders’ equity	2,389	2,422	2,274	-1%	5%

	Three Months Ended				Nine Months Ended
	Sept 30, 2008		June 30, 2008	% Change June ‘08 to Sept ‘08	Sept 30, 2008		Sept 30, 2007	% Change Sept ‘07 to Sept ‘08
Key Ratios:
Tier I capital ratio	10.00	% *	10.12%	-1%	10.00	% *	8.94%	12%
Total risk-based capital ratio	14.17	% *	14.16%	0%	14.17	% *	11.50%	23%
Tangible common equity ratio	5.27%		5.43%	-3%	5.27%		5.32%	-1%
Tangible capital ratio	6.43%		6.60%	-3%	6.43%		6.56%	-2%
Net interest margin	2.85%		2.88%	-1%	2.89%		3.59%	-19%
Loans to deposits ratio	82.02%		84.30%	-3%	82.02%		89.79%	-9%
Dividends paid per common share	$0.095		$0.095	0%	$0.38		$0.5625	-32%

	Three Months Ended				Nine Months Ended
Earnings Summary (In thousands, except per share amounts)	Sept 30, 2008		June 30, 2008	% Change June ‘08 to Sept ‘08	Sept 30, 2008		Sept 30, 2007	% Change Sept ‘07 to Sept ‘08
Net Income:
Net interest income	$166,749		$174,424	-4%	$522,797		$566,173	-8%
Provision for loan losses	159,399		79,000	102%	273,942		13,155	1982%

Core noninterest income (1)	51,697		52,698	-2%	156,067		152,117	3%
Securities and derivatives gains (losses), net	(6,057)		3,025	-300%	3,043		2,097	45%
Securities restructuring charges	—		—	0%	—		(36,006)	100%
Gain on sale of mortgage loans	—		—	0%	—		3,850	-100%
Gain on sale of merchant services	—		—	0%	—		4,900	-100%

Total noninterest income	45,640		55,723	-18%	159,110		126,958	25%

Core noninterest expense (1)	162,155		159,506	2%	479,471		401,325	19%
Severance expense	—		550	-100%	786		4,045	-81%
Merger related expenses	—		—	0%	—		2,298	-100%
Net losses related to the early extinguishment of debt	284		4,111	-93%	10,327		6,908	49%

Total noninterest expense	162,439		164,167	-1%	490,584		414,576	18%

Minority interest expense/REIT preferred dividends	5,336		5,336	0%	16,008		7,648	109%

Income (loss) before tax	(114,785)		(18,356)	525%	(98,627)		257,752	-138%
Income tax expense (benefit)	(43,575)		(9,400)	364%	(43,258)		85,799	-150%

Net Income (Loss)	$(71,210)		$(8,956)	695%	$(55,369)		$171,953	-132%

Earnings (loss) per share - Diluted	$(0.35)		$(0.05)	600%	$(0.30)		$1.11	-127%

Average diluted shares outstanding	200,757		188,730		182,216		154,310

(1)	Represents non-GAAP measures.
*	Estimated

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

						Nine Months Ended
Earnings Summary (Dollars in thousands)	3rd Qtr. 2008	2nd Qtr. 2008	1st Qtr. 2008	4th Qtr. 2007	3rd Qtr. 2007	Sept 30, 2008	Sept 30, 2007
Net interest income	$166,749	$174,424	$181,624	$195,201	$196,011	$522,797	$566,173
Provision for loan losses	159,399	79,000	35,543	93,295	4,800	273,942	13,155

Noninterest income:
Service charges on deposit accounts	19,645	19,259	19,228	19,717	19,376	58,132	55,749
Electronic banking	5,149	5,275	5,004	4,843	4,923	15,428	13,972
Other retail banking fees	2,209	2,540	2,548	2,614	2,794	7,297	9,661

Retail banking fees	27,003	27,074	26,780	27,174	27,093	80,857	79,382
Mortgage banking origination and sales	8,095	7,953	6,760	4,840	3,236	22,808	10,083
Wealth management services	4,370	5,061	4,812	4,123	4,506	14,243	12,611
Mortgage warehouse fees	1,467	1,251	995	3,017	5,936	3,713	19,223
Bank-owned life insurance	4,720	5,169	5,120	5,203	5,070	15,009	15,027
Other income	6,042	6,190	7,205	12,959	7,117	19,437	15,791

Core noninterest income	51,697	52,698	51,672	57,316	52,958	156,067	152,117

Securities and derivatives gains (losses), net	(6,057)	3,025	6,075	1,950	—	3,043	2,097
Securities restructuring charges	—	—	—	—	—	—	(36,006)
Gain on sale of mortgage loans	—	—	—	—	—	—	3,850
Gain on sale of merchant services	—	—	—	—	—	—	4,900

Total noninterest income	45,640	55,723	57,747	59,266	52,958	159,110	126,958

Noninterest expense:
Salaries and employee benefits	75,129	74,761	73,667	70,900	68,345	223,557	208,155
Occupancy expense of bank premises, net	24,177	24,064	23,055	21,848	19,634	71,296	56,861
Furniture and equipment expenses	15,215	15,134	14,703	13,564	13,226	45,052	39,698
Professional services	7,252	7,807	5,638	5,092	4,967	20,697	13,695
FDIC insurance and other regulatory fees	4,169	4,414	4,562	2,129	1,727	13,145	4,173
Amortization of intangible assets	4,154	4,142	4,163	3,606	3,500	12,459	9,752
Electronic banking and other retail banking expenses	3,479	4,136	4,157	4,175	5,766	11,772	15,485
Loan and other real estate related costs	4,550	4,486	2,649	1,376	1,170	11,685	2,407
Communications	2,799	2,863	2,819	2,531	2,677	8,481	8,568
Advertising	3,440	2,384	2,603	2,597	1,570	8,427	7,468
Postage and courier	2,373	2,270	2,622	2,736	2,589	7,265	7,920
Loss on equity investments	4,995	1,720	2,747	1,434	660	9,462	1,585
Travel	1,572	1,522	1,439	1,670	1,586	4,533	5,275
Other expenses	8,851	9,803	12,986	7,156	6,281	31,640	20,283

Core noninterest expense	162,155	159,506	157,810	140,814	133,698	479,471	401,325

Severance expense	—	550	236	2,571	500	786	4,045
Merger related expenses	—	—	—	1,717	753	—	2,298
Net losses related to the early
extinguishment of debt	284	4,111	5,932	—	—	10,327	6,908

Total noninterest expense	162,439	164,167	163,978	145,102	134,951	490,584	414,576

Minority interest expense/REIT preferred dividends	5,336	5,336	5,336	5,336	5,336	16,008	7,648

Income (loss) before tax	(114,785)	(18,356)	34,514	10,734	103,882	(98,627)	257,752
Income tax expense (benefit)	(43,575)	(9,400)	9,717	1,762	34,527	(43,258)	85,799

Net Income (Loss)	$(71,210)	$(8,956)	$24,797	$8,972	$69,355	$(55,369)	$171,953

Earnings (loss) per share - Diluted	$(0.35)	$(0.05)	$0.16	$0.06	$0.45	$(0.30)	$1.11

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION (Unaudited)

Statements of Condition (Dollars in thousands)	Sept 30, 2008	June 30, 2008	Mar 31, 2008	Dec 31, 2007	Sept 30, 2007
Assets:

Cash and due from banks	$1,328,493	$451,281	$400,880	$474,948	$403,302
Federal funds sold	7,096	8,891	9,821	71,167	9,908
Interest bearing deposits in banks	669	101,391	1,375	28,993	1,361
Securities purchased under agreements to resell	1,493,585	2,185,174	2,106,205	2,049,664	2,084,565
Total securities (AFS and HTM)	3,825,523	3,453,859	3,494,654	3,682,510	3,574,510
Loans held for sale	2,060,709	1,984,723	2,951,777	1,544,222	1,243,265
Loans, net of unearned income	15,168,356	15,468,832	16,094,478	15,923,178	15,206,452
Less: Allowance for loan losses	(285,000)	(247,009)	(240,795)	(238,845)	(172,678)

Net loans	14,883,356	15,221,823	15,853,683	15,684,333	15,033,774
Premises and equipment, net	507,167	498,941	509,164	500,558	466,933
Intangible assets, net	1,060,816	1,066,215	1,064,485	1,071,605	912,131
Bank-owned life insurance	490,585	485,840	480,722	475,593	472,324
Accrued interest and other assets	604,572	573,153	479,981	392,396	341,993

Total Assets	$26,262,571	$26,031,291	$27,352,747	$25,975,989	$24,544,066

Liabilities and Shareholders’ Equity:

Noninterest bearing transaction accounts	$2,843,971	$2,912,071	$3,050,729	$2,988,457	$3,445,459
Interest bearing transaction accounts	5,232,769	6,052,774	6,526,822	6,783,116	6,331,223

Total non-time deposits	8,076,740	8,964,845	9,577,551	9,771,573	9,776,682
Time deposits	8,707,034	8,038,923	7,828,384	7,317,108	6,834,610
Brokered time deposits	1,709,159	1,345,397	1,865,393	1,455,586	323,349

Total deposits	18,492,933	18,349,165	19,271,328	18,544,267	16,934,641
Repurchase agreements	458,658	525,724	540,589	568,721	571,331
Federal funds purchased	—	135,000	639,000	—	201,000
Other short-term borrowings	300,000	—	—	—	550,000
Long-term debt	4,038,675	4,037,741	4,169,939	4,023,836	3,604,927
Other liabilities	290,290	268,611	266,816	272,536	220,015

Total liabilities	23,580,556	23,316,241	24,887,672	23,409,360	22,081,914

Minority interest/REIT preferred securities	293,058	293,058	293,058	293,058	293,206

Total shareholders’ equity	2,388,957	2,421,992	2,172,017	2,273,571	2,168,946

Total Liabilities and Shareholders’ Equity	$26,262,571	$26,031,291	$27,352,747	$25,975,989	$24,544,066

Common Shares Issued	212,317,639	211,829,234	168,063,887	167,407,169	163,172,315
Common Shares Outstanding	202,350,912	201,862,507	158,097,161	157,440,442	153,205,588

Book value per common share	$11.81	$12.00	$13.74	$14.44	$14.16
Tangible book value per common share	$6.56	$6.72	$7.01	$7.63	$8.20

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

	Three Months Ended
Average Volume and Rates (unaudited) (Dollars in thousands)	Sept 30, 2008			June 30, 2008			Sept 30, 2007
	Average Volume	Interest	Rate	Average Volume	Interest	Rate	Average Volume	Interest	Rate
Assets:
Loans, net of unearned income (1), (2)	$15,226,350	$226,684	5.93%	$15,797,611	$236,737	6.02%	$15,312,020	$296,369	7.69%
Loans held for sale (2)	2,235,273	28,560	5.08%	2,953,444	34,061	4.64%	1,637,193	29,572	7.17%
Securities (1), (2)	3,896,374	55,797	5.73%	3,663,516	53,897	5.88%	3,087,712	44,944	5.82%
Securities purchased under agreements to resell	2,123,426	26,953	5.05%	2,110,183	24,814	4.73%	1,467,957	25,616	6.93%
Federal funds sold	114,005	509	1.77%	44,854	302	2.71%	70,406	921	5.19%
Other interest earning assets	11,870	39	1.31%	6,873	30	1.75%	8,581	56	2.60%

Total interest earning assets	23,607,298	$338,542	5.71%	24,576,481	$349,841	5.72%	21,583,869	$397,478	7.32%

Nonearning assets (2)	2,472,366			2,439,659			2,288,847

Total assets	$26,079,664			$27,016,140			$23,872,716

Liabilities and Shareholders’ Equity:
Interest bearing non-time deposits	$5,515,157	$21,265	1.53%	$6,308,837	$22,988	1.47%	$6,412,818	$50,106	3.10%
Time deposits	8,538,910	81,670	3.81%	8,022,407	80,317	4.03%	6,982,656	87,791	4.99%
Brokered time deposits	1,523,366	14,466	3.78%	1,574,093	17,102	4.37%	337,411	4,320	5.08%

Total interest bearing deposits	15,577,433	117,401	3.00%	15,905,337	120,407	3.04%	13,732,885	142,217	4.11%
Repurchase agreements	509,712	2,375	1.85%	522,045	2,528	1.95%	562,344	5,826	4.11%
Federal funds purchased	86,464	417	1.92%	400,846	2,159	2.17%	501,321	6,558	5.19%
Other short-term borrowings	45,652	257	2.24%	74,835	391	2.10%	153,804	1,916	4.94%
Long-term debt (2)	4,040,852	49,218	4.85%	4,076,494	47,831	4.71%	3,290,566	43,005	5.19%

Total interest bearing liabilities	20,260,113	$169,668	3.33%	20,979,557	$173,316	3.32%	18,240,920	$199,522	4.34%

Noninterest bearing demand deposits	2,871,552			3,067,322			2,949,526
Other liabilities (2)	281,097			265,528			213,124

Total liabilities	23,412,762			24,312,407			21,403,570
Minority interest/REIT preferred securities	293,058			293,058			293,244
Shareholders’ equity	2,373,844			2,410,675			2,175,902

Total liabilities and shareholders’ equity	$26,079,664			$27,016,140			$23,872,716

Rate differential			2.38%			2.40%			2.98%
Net yield on interest-earning assets on a tax equivalent basis		$168,874	2.85%		$176,525	2.88%		$197,956	3.65%

Taxable equivalent adjustments (1):

Loans		(199)			(161)			(247)
Securities		(1,926)			(1,940)			(1,698)

Total taxable equivalent adjustments		(2,125)			(2,101)			(1,945)

Net interest income		$166,749			$174,424			$196,011

Total Average Deposits
Total interest bearing deposits	$15,577,433	$117,401	3.00%	$15,905,337	$120,407	3.04%	$13,732,885	$142,217	4.11%
Noninterest bearing demand deposits	2,871,552	—	—	3,067,322	—	—	2,949,526	—	—

Total average deposits	$18,448,985	$117,401	2.53%	$18,972,659	$120,407	2.55%	$16,682,411	$142,217	3.38%

Total average deposits, excluding brokered time	$16,925,619	$102,935	2.42%	$17,398,566	$103,305	2.39%	$16,345,000	$137,897	3.35%

(1)	Interest earned and average rates on securities and loans exempt from income taxes are reflected on a fully tax equivalent basis using a federal income tax rate of 35%, net of nondeductible interest expense.
(2)	Unrealized gains (losses) on available for sale securities, the adjustments for mark to market valuations on hedged assets and liabilities and lower of cost or fair value adjustments have been classified in either nonearning assets or other liabilities.

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

Average Volume and Rates (unaudited) (Dollars in thousands)	Nine Months Ended September 30,
	2008			2007
	Average Volume	Interest	Rate	Average Volume	Interest	Rate
Assets:
Loans, net of unearned income (1), (2)	$15,671,050	$724,860	6.18%	$15,257,881	$883,076	7.74%
Loans held for sale (2)	2,781,151	103,018	4.95%	1,603,221	83,733	6.98%
Securities (1), (2)	3,746,228	164,306	5.85%	2,982,418	124,387	5.56%
Securities purchased under agreements to resell	2,116,299	80,026	5.05%	1,280,597	66,073	6.90%
Federal funds sold	85,955	1,762	2.74%	75,259	2,956	5.25%
Other interest earning assets	13,419	109	1.09%	6,048	130	2.87%

Total interest earning assets	24,414,102	$1,074,081	5.87%	21,205,424	$1,160,355	7.31%

Nonearning assets (2)	2,498,064			2,138,957

Total assets	$26,912,166			$23,344,381

Liabilities and Shareholders’ Equity:
Interest bearing non-time deposits	$6,142,254	$76,888	1.67%	$6,367,451	$148,251	3.11%
Time deposits	8,018,344	247,827	4.13%	6,761,111	252,538	4.99%
Brokered time deposits	1,563,300	50,599	4.32%	355,974	13,581	5.10%

Total interest bearing deposits	15,723,898	375,314	3.19%	13,484,536	414,370	4.11%
Repurchase agreements	525,268	8,608	2.19%	611,590	19,708	4.31%
Federal funds purchased	515,905	11,615	3.01%	650,231	25,729	5.29%
Other short-term borrowings	144,744	3,201	2.95%	166,231	6,426	5.17%
Long-term debt (2)	4,067,025	146,159	4.80%	3,084,463	123,881	5.37%

Total interest bearing liabilities	20,976,840	$544,897	3.47%	17,997,051	$590,114	4.38%

Noninterest bearing demand deposits	3,001,553			2,889,110
Other liabilities (2)	285,375			180,669

Total liabilities	24,263,768			21,066,830
Minority interest/REIT preferred securities	293,058			140,627
Shareholders’ equity	2,355,340			2,136,924

Total liabilities and shareholders’ equity	$26,912,166			$23,344,381

Rate differential			2.40%			2.93%

Net yield on interest-earning assets on a tax equivalent basis		$529,184	2.89%		$570,241	3.59%

Taxable equivalent adjustments (1):

Loans		(555)			(626)
Securities		(5,832)			(3,442)

Total taxable equivalent adjustments		(6,387)			(4,068)

Net interest income		$522,797			$566,173

Total Average Deposits
Total interest bearing deposits	$15,723,898	$375,314	3.19%	$13,484,536	$414,370	4.11%
Noninterest bearing demand deposits	3,001,553	—	—	2,889,110	—	—

Total average deposits	$18,725,451	$375,314	2.68%	$16,373,646	$414,370	3.38%

Total average deposits, excluding brokered time	$17,162,151	$324,715	2.53%	$16,017,672	$400,789	3.35%

(1)	Interest earned and average rates on securities and loans exempt from income taxes are reflected on a fully tax equivalent basis using a federal income tax rate of 35%, net of nondeductible interest expense.
(2)	Unrealized gains (losses) on available for sale securities, the adjustments for mark to market valuations on hedged assets and liabilities and lower of cost or fair value adjustments have been classified in either nonearning assets or other liabilities.

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

SELECTED RATIOS AND ASSET QUALITY (unaudited)

Selected Financial Ratios	3rd Qtr. 2008	2nd Qtr. 2008	1st Qtr. 2008	4th Qtr. 2007	3rd Qtr. 2007
Capital Ratios:
Tier I capital ratio	10.00%**	10.12%	8.05%	8.22%	8.94%
Total capital ratio	14.17%**	14.16%	12.00%	11.01%	11.50%
Leverage ratio	7.29%**	7.38%	6.10%	6.67%	7.34%
Tangible common equity ratio	5.27%	5.43%	4.21%	4.83%	5.32%
Tangible capital ratio	6.43%	6.60%	5.33%	6.00%	6.56%

Return on average assets*	-1.09%	-0.13%	0.36%	0.14%	1.15%
Return on average equity*	-11.93%	-1.49%	4.37%	1.58%	12.65%
Efficiency ratio(1)	73.52%	69.59%	67.02%	55.29%	53.29%
Noninterest income(1)/ avg assets*	0.79%	0.78%	0.75%	0.90%	0.88%
Noninterest expense(1)/ avg assets*	2.49%	2.36%	2.28%	2.22%	2.24%
Net interest margin	2.85%	2.88%	2.94%	3.43%	3.65%

(1)	These ratios utilize core noninterest income and core noninterest expense which represent non-GAAP measures.
*	Annualized
**	Estimated

Selected Credit Quality Ratios	Sept 30, 2008	June 30, 2008	Mar 31, 2008	Dec 31, 2007	Sept 30, 2007
Period end:
Allowance as a percent of net loans	1.88%	1.60%	1.50%	1.50%	1.14%
Total nonperforming assets as a percent of net loans, other real estate and repossessions	4.43%	2.62%	1.65%	0.86%	0.46%
Allowance as a percent of nonperforming assets	42%	60%	90%	174%	246%
Allowance as a percent of nonperforming loans	53%	84%	98%	196%	280%
Net charge-offs as a percent of average net loans:
Quarter to date (annualized)	3.17%	1.85%	0.84%	0.88%	0.27%
Year to date (annualized)	1.94%	1.35%	0.84%	0.35%	0.18%

Nonperforming Assets (Dollars in thousands)	Sept 30, 2008	June 30, 2008	Mar 31, 2008	Dec 31, 2007	Sept 30, 2007
Nonaccrual loans	$542,785	$294,816	$246,482	$121,886	$61,599
Other real estate owned and repossessions	134,951	113,604	19,831	15,760	8,554

Total nonperforming assets	$677,736	$408,420	$266,313	$137,646	$70,153

Aggregate loans contractually past due 90 days for which interest is being accrued	$42,454	$31,337	$70,638	$23,837	$20,617
Total charge-offs	$122,687	$74,101	$35,090	$34,818	$13,744
Total recoveries	(1,279)	(1,315)	(1,497)	(923)	(3,348)

Net charge-offs:
Quarter to date	$121,408	$72,786	$33,593	$33,895	$10,396
Year to date	$227,787	$106,379	$33,593	$54,066	$20,171